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                                                                   EXHIBIT 10.28

                                    AMENDMENT
                                       TO
                           THE STOCKHOLDERS' AGREEMENT

     This Third Amendment (this "Amendment") to The Stockholders' Agreement dated as of May 22, 1996, as amended, entered into among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, Sprout Growth II, L.P., Sprout Capital VII, L.P., Sprout CEO Fund L.P. (collectively, the "DLJ Entities"), David H. Ireland, Scotty R. Neal, Robert Freiburghouse and CommVault Systems, Inc. (the "Issuer") shall be effective as of the signature date below.

     WHEREAS, the Issuer has entered into a Stockholders' Agreement dated as of May 22, 1996, as amended by the First Amendment thereto, dated July 23, 1998, and the Second Amendment thereto, dated November 6, 2000 (as so amended, the "Agreement"), along with the DLJ Entities and the other parties thereto; and

     WHEREAS, the Issuer and the DLJ Parties desire to amend the terms of the Agreement;

     NOW THEREFORE, the Agreement shall be amended, pursuant to the terms, as follows:

     1. Section 4.1(d) shall be modified to read as follows:

     "    (d) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise the Issuer and the Selling Stockholders in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration (including Common Stock which the Issuer proposes to be included which is not Registrable Stock or any other securities of other parties with piggyback registration rights) exceeds the largest number of Stock which can be sold in an orderly manner within a price range acceptable to the Selling Stockholders (the "MAXIMUM OFFERING SIZE"), the Issuer will include such registration, in the priority listed below, up to the Maximum Offering
     Size:

          (i) first, the Registrable Stock requested be included in such registration by the Holders of Registrable Stock requesting such registration and any securities requested to be included therein by any other holder pursuant to such holder's piggyback rights granted under the Amended and Restated Registration Rights Agreement, dated as of February 14, 2002, relating to shares of the Company's Series AA Preferred Stock (the "SERIES AA HOLDERS") or pursuant to such holder's piggyback rights granted under the Registration Rights Agreement, dated as of February 14, 2002, relating to shares of the Company's Series CC Preferred Stock (the "SERIES CC HOLDERS");

          (ii) second, any securities requested to be included therein by any other holders pursuant to such holders' piggyback rights, if any, pro rata on the basis of the number of shares of such securities requested for inclusion in such registration by each such holder; and

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          (iii) third, the Common Stock proposed to be registered by the Issuer, if any."

     2. Section 4.2(b) shall be modified to read as follows:

     "    (b) If a registration pursuant to this Section 4.2 involves a primary
     Underwritten Public Offering on behalf of the Issuer and the managing underwriter advises the Issuer that in its opinion, the numbers of shares of Common Stock requested to be included exceeds the Maximum Offering Size, the Issuer will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, the Common Stock proposed to be registered by the Issuer;

          (ii) second, the securities requested to be included in such registration by the Series AA Holders and the Series CC Holders, if any; and

          (iii) third, the Registrable Stock requested be included in such registration among the Holders of Registrable Stock requesting such registration and any securities requested to be included therein by any other holder pursuant to such holder's piggyback rights, if any, pro rata on the basis of the number of shares of Registrable Stock and other securities requested for inclusion in such registration by each such Holder or holder."

          (c) If a registration pursuant to this Section 4.2 involves a secondary Underwritten Public Offering requested by holders of the Issuer's securities other than the Holders of Registrable Stock and the managing underwriter advises the Issuer that in its view, the numbers of shares of Common Stock requested to be included exceeds the Maximum Offering Size, the Issuer will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, the securities requested be included in such registration by the holders requesting such registration and the securities of the Series AA Holders and the Series CC Holders requested to be included therein, if any;

          (ii) second, the Registrable Stock requested be included in such registration by the Holders of Registrable Stock and any securities requested to be included therein by any other holder pursuant to such holder's piggyback rights, if any, pro rata on the basis of the number of shares of Registrable Stock and other securities requested for inclusion in such registration by each such Holder or holder;

          (iii) third, the Common Stock proposed to be registered by the Issuer, if any.

     3. All capitalized terms shall have the same meaning as assigned to such term in the Agreement. All terms and conditions of the Agreement which are not specifically amended herein shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties to the Agreement.

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     4. This Amendment has been approved by the Board and the signatories hereto represent holders of at least 85% of the Fully Diluted Common Stock held by parties to the Agreement, in compliance with Section 6.4 of the Agreement.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of this ____ day of February 2002.

                                        DLJ MERCHANT BANKING PARTNERS, L.P.

                                        By: DLJ Merchant Banking, Inc.
                                            Managing General Partner


                                        By: /s/ Ivy Dodes
                                            ------------------------------------
                                        Name: Ivy Dodes
                                              Principal


                                        DLJ INTERNATIONAL PARTNERS, C.V.

                                        By: DLJ Merchant Banking, Inc.
                                            Advisory General Partner


                                        By: /s/ Ivy Dodes
                                            ------------------------------------
                                        Name: Ivy Dodes
                                              Principal


                                        DLJ OFFSHORE PARTNERS, C.V.

                                        By: DLJ Merchant Banking, Inc.
                                            Advisory General Partner


                                        By: /s/ Ivy Dodes
                                            ------------------------------------
                                        Name: Ivy Dodes
                                              Principal


                                        DLJ MERCHANT BANKING FUNDING, INC.


                                        By: /s/ Ivy Dodes
                                            ------------------------------------
                                        Name: Ivy Dodes
                                              Vice President

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                                        DLJ CAPITAL CORPORATION


                                        By: /s/ Arthur S. Zuckerman
                                            ------------------------------------
                                        Name: Arthur S. Zuckerman
                                              President


                                        SPROUT GROWTH II, L.P.

                                        By: DLJ Capital Corporation,
                                            Managing General Partner


                                        By: /s/ Arthur S. Zuckerman
                                            ------------------------------------
                                        Name: Arthur S. Zuckerman
                                        Title: President


                                        SPROUT CAPITAL VII, L.P.

                                        By: DLJ Capital Corporation,
                                            Managing General Partner


                                        By: /s/ Arthur S. Zuckerman
                                            ------------------------------------
                                        Name: Arthur S. Zuckerman
                                              President


                                        SPROUT CEO FUND, L.P.

                                        By: DLJ Capital Corporation,
                                            Managing General Partner


                                        By: /s/ Arthur S. Zuckerman
                                            ------------------------------------
                                        Name: Arthur S. Zuckerman
                                              President

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                                        DLJ FIRST ESC, L.P.

                                        By: DLJ LBO Management Corporation, its
                                            General Partner


                                        By: /s/ Ivy Dodes
                                            ------------------------------------
                                        Name: Ivy Dodes
                                              Principal

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                                        COMMVAULT SYSTEMS, INC.


                                        By: /s/ N. Robert Hammer
                                            ------------------------------------
                                        Name: N. Robert Hammer
                                        Title: President